                            Table of Contents

                                     OVERVIEW
                       LETTER TO SHAREHOLDERS       1
                            ECONOMIC SNAPSHOT       2

                          PERFORMANCE SUMMARY
                            RETURN HIGHLIGHTS       4

                        PORTFOLIO AT A GLANCE
                             TOP TEN HOLDINGS       6
                          TOP FIVE INDUSTRIES       6
             Q&A WITH YOUR PORTFOLIO MANAGERS       7
                            GLOSSARY OF TERMS      10

                               BY THE NUMBERS
                      YOUR FUND'S INVESTMENTS      11
                         FINANCIAL STATEMENTS      18
                NOTES TO FINANCIAL STATEMENTS      24

                       VAN KAMPEN INVESTMENTS
               THE VAN KAMPEN FAMILY OF FUNDS      31
    BOARD OF TRUSTEES AND IMPORTANT ADDRESSES      32

You have a time-tested partner in Van Kampen.

This report must be preceded or accompanied by a prospectus for the fund being offered.
              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
July 22, 2002

Dear Shareholder,

Due to events in the markets and the well-publicized controversies surrounding certain companies, the recent months have been challenging for many investors.

Against this backdrop, you may be re-evaluating your investments. In this regard, your financial advisor is a particularly valuable resource. Your advisor can help you review your current asset allocation and determine whether it remains appropriate for your goals, risk tolerance and time horizon.

You also have a time-tested partner in Van Kampen. With roots extending to 1927, our legacy spans other market downturns and periods of uncertainty. While the causes of turbulence have changed, our generations of experience have taught us the enduring value of patience, discipline and long-term focus.

                  Thank you for your continued trust in Van Kampen. We appreciate the opportunity to help you and your loved ones enjoy life's true wealth--family, friends and life's daily pleasures.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

THE ECONOMY
OVERALL ECONOMIC ACTIVITY INCREASED MODESTLY IN JUNE, CONTINUING THE TREND THAT HAS BEEN EVIDENT THROUGHOUT 2002.

SIGNS OF GROWTH WERE EVIDENT IN MANY OF THE STATISTICAL MEASURES RELEASED THROUGHOUT THE MONTH. FOR EXAMPLE, MANUFACTURING ACTIVITY, WHICH SLOWLY GAINED MOMENTUM IN RECENT MONTHS, CLIMBED TO ITS HIGHEST LEVEL SINCE JUNE 1999.

AND, DESPITE LESS-THAN-ANTICIPATED EMPLOYMENT GROWTH AND INCREASING UNCERTAINTY IN WORLD ECONOMICS AND POLITICS, U.S. CONSUMERS CONTINUED TO SUPPORT DOMESTIC GROWTH THROUGH THE PURCHASE OF HOUSES, CARS AND EVERYDAY MERCHANDISE AND SERVICES.

FINALLY, AS IF ACKNOWLEDGING HOW FAR THE ECONOMY HAS COME--AND HOW FAR IT STILL HAS TO GO--THE FEDERAL RESERVE BOARD CHOSE TO LEAVE SHORT-TERM INTEREST RATES AT THE REMARKABLY LOW LEVELS THAT PREVAILED THROUGHOUT THE FIRST HALF OF 2002.

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES

(March 31, 2000--March 31, 2002)

[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Mar 00                                                                            4.80
Jun 00                                                                            5.70
Sep 00                                                                            1.30
Dec 00                                                                            1.90
Mar 01                                                                            1.30
Jun 01                                                                            0.30
Sep 01                                                                           -1.30
Dec 01                                                                            1.70
Mar 02                                                                            6.10

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(June 30, 2000--June 30, 2002)

[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Jun 00                                                                      6.50                               3.70
                                                                            6.50                               3.70
                                                                            6.50                               3.40
Sept 00                                                                     6.50                               3.50
                                                                            6.50                               3.40
                                                                            6.50                               3.40
Dec 00                                                                      6.50                               3.40
                                                                            5.50                               3.70
                                                                            5.50                               3.50
Mar 01                                                                      5.00                               2.90
                                                                            4.50                               3.30
                                                                            4.00                               3.60
Jun 01                                                                      3.75                               3.20
                                                                            3.75                               2.70
                                                                            3.50                               2.70
Sept 01                                                                     3.00                               2.60
                                                                            2.50                               2.10
                                                                            2.00                               1.90
Dec 01                                                                      1.75                               1.60
                                                                            1.75                               1.10
                                                                            1.75                               1.10
Mar 02                                                                      1.75                               1.50
                                                                            1.75                               1.60
                                                                            1.75                               1.20
Jun 02                                                                      1.75                               1.10

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percentage change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of June 30, 2002)

                                       A SHARES   B SHARES   C SHARES
-------------------------------------------------------------------------
Six-month total return based on
NAV(1)                                  -10.96%    -11.32%    -11.32%
-------------------------------------------------------------------------
Six-month total return(2)               -16.09%    -15.71%    -12.20%
-------------------------------------------------------------------------
One-year total return(2)                -22.00%    -21.76%    -18.66%
-------------------------------------------------------------------------
Five-year average annual total
return(2)                                 9.14%      9.43%      9.62%
-------------------------------------------------------------------------
Ten-year average annual total
return(2)                                12.80%        N/A        N/A
-------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                12.04%     12.92%(3)   12.60%
-------------------------------------------------------------------------
Commencement date                      10/07/68   10/19/92   10/26/93
-------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge (CDSC) for Class B and C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or CDSC for Class B and C Shares and combined Rule 12b-1 fees and service fees. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The combined Rule 12b-1 fees and service fees for Class A Shares is up to .25% and for Class B and Class C Shares is 1%. The returns above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    Market forecasts provided in this report may not necessarily come to pass.

                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--June 30, 2002)


1.   HALLIBURTON                 3.8%
     Provides services and equipment to
     the oil and gas industry.

2.   BP                          3.3%
     Explores for and produces
     oil and natural gas, and manufactures
     petrochemicals.

3.   FREDDIE MAC                 3.1%
     Works with lenders to provide
     federally mandated mortgages to
     families in the United States.

4.   MOTOROLA                    3.1%
     Manufactures various communications
     devices and semiconductor components.

5.   RELIANT ENERGY              3.0%
     Provides electric and natural-gas
     services to customers in the United
     States, South America, and India.

6.   SPRINT                      2.8%
     Provides telecommunication products
     and services worldwide.

7.   FEDERATED DEPARTMENT
     STORES                      2.8%
     Operates department stores in the
     United States, including Macy's and
     Bloomingdales.

8.   SCHLUMBERGER                2.5%
     Provides services to the oil and gas
     industry.

9.   CONOCO                      2.4%
     Explores for and produces oil and
     natural gas worldwide.

10.  BRISTOL-MYERS SQUIBB        2.1%
     Produces and distributes
     pharmaceuticals, medicines,
     nutritional supplements, medical
     devices and beauty-care products.

TOP FIVE INDUSTRIES*

(as a percentage of long-term investments)


[BAR GRAPH]

                                                                       JUNE 30, 2002                    DECEMBER 31, 2001
                                                                       -------------                    -----------------
Electric Utilities                                                         10.00                              11.70
Pharmaceuticals                                                             7.60                               5.10
Diversified Financial Services                                              7.40                               3.90
Integrated Oil & Gas                                                        7.20                               8.50
Oil & Gas Equipment & Services                                              6.30                               6.10


* Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned or the securities in the industries shown above. Morgan Stanley and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

                                                                         [PHOTO]
                                                               [PHOTO]
                                                                         [PHOTO]

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN COMSTOCK FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE
MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX
MONTHS ENDED JUNE 30, 2002. THE FUND IS MANAGED BY THE
ADVISER'S MULTI-CAP VALUE TEAM. CURRENT MEMBERS OF THE
TEAM(1) INCLUDE B. ROBERT BAKER, JR., MANAGING DIRECTOR,
JASON S. LEDER, EXECUTIVE DIRECTOR, AND KEVIN C. HOLT,
VICE PRESIDENT. THE FOLLOWING DISCUSSION REFLECTS THEIR
VIEWS ON THE FUND'S PERFORMANCE.

(1) Team members may change at any time without notice.

Q   HOW WOULD YOU DESCRIBE
    THE MARKET ENVIRONMENT OF THE PAST SIX MONTHS?

A   Over the last six months we have
seen a difficult market environment. We had never experienced anything like the September 11 terrorist attacks, so we had no precedents from which to judge the market's response. The recession, which began in March 2001, made it doubly challenging. Non-stop news of accounting irregularities made it still more difficult. Generally speaking, the more-traditional value sectors have done relatively well. We believe value stocks have gone up in part more for what they're not rather than what they are. Based on our observations, in general, value sectors have not experienced some of the pressures that many traditional growth sectors have of late. The value-oriented sectors have been those industries that have in the past met earnings expectations. More growth-oriented sectors, such as health care, telecommunications and technology, experienced excess capacity pressure, although we believe these industries have now worked through most of the excess and are somewhat closer to their historical price-to-earnings multiples.

Q   HOW DID THE FUND PERFORM?

A   For the six-month period ended
June 30, 2002, the fund returned -10.96 percent. By comparison, the fund's benchmark index, the Standard & Poor's 500 Index returned -13.15 percent and the Standard & Poor's 500/Barra Value Index returned -9.45 percent. Performance information for the fund reflects Class A shares at net asset value, including combined Rule 12b-1 fees and service fees of up to 0.25 percent and excluding the maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower.

The return above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Past performance is no guarantee of future results. Performance of other share classes will vary. Investment return and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of market activity, current performance may vary from the figures shown. For more up-to-date information, please visit vankampen.com or speak with your financial advisor.

    The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market. The S&P Barra Value Index is an unmanaged index generally representative of the U.S. market for value stocks. Both indexes are benchmarks of the fund. These indexes are statistical composites that do not include any sales charges or fees that would be paid by an investor purchasing the securities they represent. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the chart and footnotes on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU
    PURSUE IN THIS ENVIRONMENT?

A   We remained committed to our
value investment strategy in this challenging market environment. We are value-oriented investors in a traditional sense. There is a strong contrarian element to our stock selection and fund construction. We do not base our investment decisions on any kind of macroeconomic forecast. We run the fund from the bottom up, we seek to identify cheap stocks, and we spend most of our time on fundamental analysis. We take stocks apart on a case-by-case basis, seeking those that meet our criteria. Our stock selection may result in big bets on unpopular sectors.

Q   WHAT STOCKS HELPED
    PERFORMANCE DURING THIS PERIOD?

A   British Petroleum, an oil-services
company, was a top performer. We believe that the sector could be well-positioned for the coming year. We saw strong performance from certain consumer-related companies. Limited Brands, an apparel retailer, benefited from still-strong consumer spending. We were also pleased with ConAgra, a food processor. ConAgra competes in multiple segments of the food business. It acquired several brands in the packaged-food arena and improved its gross margins. The fund also benefited from strong stock selection in the basic-materials sector. Paper manufacturer International Paper and metal miner Freeport-McMoran Copper & Gold were positive contributors for the fund.

    Keep in mind that not all stocks in the fund performed favorably, nor is there any guarantee that these stocks will perform well or will be held by the fund in the future. For additional fund highlights, please refer to page 6.

Q   WHAT HOLDINGS FELL SHORT
    OF YOUR EXPECTATIONS?

A   The biggest drag on performance,
by far, was the telecommunications sector. That industry is currently beset by poor business fundamentals combined with a lot of leverage. We got in too early, which hurt the fund's return. WorldCom and Sprint were the two largest detractors from performance, although we sold WorldCom prior to the discovery of its accounting irregularities.

    Pharmaceutical manufacturer Bristol-Myers Squibb also fared poorly. The company admitted to selling excess product into domestic wholesale channels in 2001, causing it to lower sales and earnings estimates for 2002 until this inventory is worked down. In addition, the company announced disappointing data from its Vanlev clinical trial which many looked to as a growth driver to off-set existing patent expirations. However, we continue to hold the stock, as we believe it is priced at a deep discount to our intrinsic-value calculation.

Q   WHAT IS YOUR OUTLOOK FOR
    THE COMING MONTHS?

A   We do not focus on economic or
market outlooks. As bottom-up investors, we believe we best serve investors by maintaining a disciplined value approach and attempting to provide consistent performance, one company at a time. We will continue to use our value investment discipline and bottom-up strategy to select stocks for the fund.

                           ANNUAL HOUSEHOLDING NOTICE

To reduce fund expenses, the fund attempts to eliminate duplicate mailings to the same address. The fund delivers a single copy of certain shareholder documents to investors who share an address, even if the accounts are registered under different names. The fund's prospectuses and shareholder reports (including annual privacy notices) will be delivered to you in this manner indefinitely unless you instruct us otherwise. You can request multiple copies of these documents by either calling (800) 341-2911 or writing to Van Kampen Investor Services at 1 Parkview Plaza, P.O. Box 5555, Oakbrook Terrace, IL 60181. Once Investor Services has received your instructions, we will begin sending individual copies for each account within 30 days.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASSES OF SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B and Class C shares, each with varying fees and sales charges.

DEFENSIVE INVESTMENT STRATEGY: A method of portfolio allocation and management aimed at minimizing the risk of losing principal. Defensive investors place a high percentage of their liquid assets in bonds, cash equivalents and stocks that are less volatile than average.

EARNINGS ESTIMATE: A forecast for a company's net income during a given period. An earnings estimate can come from the company's management as well as from independent analysts.

GROWTH INVESTING: An investment strategy that seeks to identify stocks that offer the potential for greater-than-average earnings growth. Growth stocks typically trade at higher prices relative to their earnings than value stocks, due to their higher expected earnings growth.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

RECESSION: A period, loosely defined as two consecutive quarters, of zero or negative economic growth, often accompanied by high unemployment.

VALUATION: The estimated or determined worth of securities such as stocks, bonds or other investments. Such an estimation or determination is based on various financial measures, including the security's current price relative to earnings, revenue, book value and cash flow.

VALUE INVESTING: A strategy that seeks to identify stocks that may be sound investments but are temporarily out of favor in the marketplace. As a result, the stocks trades at prices below what value investors believe the stocks are actually worth.

                                               BY THE NUMBERS

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
COMMON STOCKS  95.4%
ADVERTISING  1.4%
Interpublic Group Cos., Inc. .............................   3,860,213   $   95,578,874
                                                                         --------------

AIRLINES  0.1%
AMR Corp. (a).............................................     407,430        6,869,270
                                                                         --------------
APPAREL RETAIL  2.8%
Limited Brands............................................   3,028,543       64,507,966
The Gap, Inc. ............................................   8,966,200      127,320,040
                                                                         --------------
                                                                            191,828,006
                                                                         --------------
BANKS  4.2%
Bank of America Corp. ....................................   1,895,828      133,390,458
FleetBoston Financial Corp. ..............................     631,968       20,444,165
PNC Financial Services Group, Inc. .......................     381,600       19,950,048
SunTrust Banks, Inc. .....................................     471,301       31,916,504
Washington Mutual, Inc. ..................................     590,330       21,907,146
Wells Fargo & Co. ........................................   1,185,882       59,365,253
                                                                         --------------
                                                                            286,973,574
                                                                         --------------
COMPUTER HARDWARE  1.9%
Dell Computer Corp. (a)...................................     572,360       14,961,490
Hewlett-Packard Co. ......................................   5,989,257       91,515,847
International Business Machines Corp. ....................     311,783       22,448,376
                                                                         --------------
                                                                            128,925,713
                                                                         --------------
COMPUTER STORAGE & PERIPHERALS  1.3%
Electronics for Imaging, Inc. (a).........................   1,613,360       25,668,558
Lexmark International, Inc., Class A (a)..................   1,001,615       54,487,856
SanDisk Corp. (a).........................................     485,342        6,018,241
                                                                         --------------
                                                                             86,174,655
                                                                         --------------
CONSUMER FINANCE  0.5%
Capital One Financial Corp. ..............................     601,981       36,750,940
                                                                         --------------

DEPARTMENT STORES  2.7%
Federated Department Stores, Inc. (a).....................   4,589,800      182,215,060
                                                                         --------------

DIVERSIFIED CHEMICALS  1.9%
Dow Chemical Co. .........................................   3,703,739      127,334,547
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
DIVERSIFIED FINANCIAL SERVICES  7.1%
Citigroup, Inc. ..........................................   1,648,505   $   63,879,569
Fannie Mae................................................     266,200       19,632,250
Freddie Mac...............................................   3,321,466      203,273,719
Goldman Sachs Group, Inc. ................................     298,200       21,872,970
Instinet Group, Inc. (a)..................................     356,800        2,326,336
J.P. Morgan Chase & Co. ..................................   1,023,864       34,729,467
Merrill Lynch & Co., Inc. ................................   1,724,016       69,822,648
Principal Financial Group (a).............................     644,828       19,989,668
Stilwell Financial, Inc. .................................   2,492,013       45,354,637
                                                                         --------------
                                                                            480,881,264
                                                                         --------------
DIVERSIFIED METALS & MINING  0.7%
Freeport-McMoRan Copper & Gold, Inc., Class B (a).........   2,531,006       45,178,457
                                                                         --------------

DRUG RETAIL  1.0%
CVS Corp. ................................................   2,142,839       65,570,873
                                                                         --------------

ELECTRIC UTILITIES  9.5%
American Electric Power Co., Inc. ........................   1,004,316       40,192,726
Constellation Energy Group, Inc. .........................     842,522       24,719,596
Exelon Corp. .............................................   2,101,628      109,915,144
IDACORP, Inc. ............................................     624,080       17,287,016
NSTAR.....................................................     226,720       10,152,522
OGE Energy Corp. .........................................     410,236        9,377,995
Public Service Enterprise Group...........................     694,578       30,075,227
Reliant Energy, Inc. .....................................  11,612,900      196,258,010
Scottish Power PLC--ADR (United Kingdom)..................   3,112,740       66,612,636
Southern Co. .............................................     851,658       23,335,429
TXU Corp. ................................................   2,178,126      112,282,395
Xcel Energy, Inc. ........................................     230,025        3,857,519
                                                                         --------------
                                                                            644,066,215
                                                                         --------------
ELECTRONIC EQUIPMENT & INSTRUMENTS  2.8%
Flextronics International Ltd. (Singapore) (a)............   4,261,317       30,383,190
Jabil Circuit, Inc. (a)...................................   1,870,780       39,492,166
KEMET Corp. (a)...........................................     814,480       14,546,613
Sanmina-SCI Corp. (a).....................................   4,873,510       30,751,848
Solectron Corp. (a).......................................  12,305,330       75,677,780
                                                                         --------------
                                                                            190,851,597
                                                                         --------------
ENVIRONMENTAL SERVICES  0.2%
Waste Management, Inc. ...................................     595,576       15,514,755
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
FOOD RETAIL  2.2%
Kroger Co. (a)............................................   5,587,231   $  111,185,897
Safeway, Inc. (a).........................................   1,273,915       37,185,579
                                                                         --------------
                                                                            148,371,476
                                                                         --------------
GOLD  1.1%
Barrick Gold Corp. (Canada)...............................   2,199,668       41,771,695
Placer Dome, Inc. (Canada)................................   2,626,956       29,448,177
                                                                         --------------
                                                                             71,219,872
                                                                         --------------
HEALTH CARE FACILITIES  0.3%
HCA, Inc. ................................................     413,486       19,640,585
                                                                         --------------

HOUSEHOLD PRODUCTS  0.6%
Kimberly-Clark Corp. .....................................     623,975       38,686,450
                                                                         --------------

INDUSTRIAL MACHINERY  0.5%
Cognex Corp. (a)..........................................   1,794,687       35,983,474
                                                                         --------------

INSURANCE BROKERS  0.4%
AON Corp. ................................................     835,715       24,636,878
                                                                         --------------

INTEGRATED OIL & GAS  6.9%
BP PLC--ADR (United Kingdom)..............................   4,248,396      214,501,514
ChevronTexaco Corp. ......................................   1,058,359       93,664,772
Conoco, Inc. .............................................   5,636,795      156,702,901
                                                                         --------------
                                                                            464,869,187
                                                                         --------------
INTEGRATED TELECOMMUNICATION SERVICES  5.7%
Amdocs Ltd. (Guernsey) (a)................................     534,919        4,038,638
AT&T Corp. ...............................................  10,215,000      109,300,500
Deutsche Telekom AG--ADR (Germany)........................   2,041,261       19,004,140
Qwest Communications International, Inc. (a)..............   8,094,000       22,663,200
Sprint Corp. .............................................  17,202,000      182,513,220
Verizon Communications, Inc. .............................   1,132,166       45,456,465
                                                                         --------------
                                                                            382,976,163
                                                                         --------------
INTERNET SOFTWARE & SERVICES  0.5%
Check Point Software Technologies Ltd. (Israel) (a).......   2,620,708       35,536,801
                                                                         --------------

IT CONSULTING & SERVICES  0.3%
Electronic Data Systems Corp. ............................     276,830       10,284,235
SunGard Data Systems, Inc. (a)............................     386,336       10,230,177
                                                                         --------------
                                                                             20,514,412
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
LIFE & HEALTH INSURANCE  0.8%
Torchmark Corp. ..........................................     998,447   $   38,140,675
UnumProvident Corp. ......................................     591,285       15,048,203
                                                                         --------------
                                                                             53,188,878
                                                                         --------------
MANAGED HEALTH CARE  1.1%
Aetna, Inc. ..............................................   1,591,942       76,365,458
                                                                         --------------

MARINE  0.0%
CP Ships Ltd. (United Kingdom) (a)........................     109,115        1,112,973
                                                                         --------------

MOVIES & ENTERTAINMENT  1.0%
Walt Disney Co. ..........................................   3,696,456       69,863,018
                                                                         --------------

MULTI-LINE INSURANCE  0.0%
Nationwide Financial Services, Inc. ......................      68,900        2,721,550
                                                                         --------------

MULTI-UTILITIES  0.3%
Duke Energy Corp. ........................................     733,653       22,816,608
                                                                         --------------

NETWORKING EQUIPMENT  0.5%
Cisco Systems, Inc. (a)...................................   2,580,044       35,991,614
                                                                         --------------

OIL & GAS DRILLING  0.9%
Diamond Offshore Drilling, Inc. ..........................   2,035,324       58,006,734
                                                                         --------------

OIL & GAS EQUIPMENT & SERVICES  6.0%
Halliburton Co. ..........................................  15,558,180      247,997,389
Schlumberger Ltd. ........................................   3,440,830      159,998,595
                                                                         --------------
                                                                            407,995,984
                                                                         --------------
PACKAGED FOODS  3.4%
ConAgra Foods, Inc. ......................................   3,541,538       97,923,526
Sara Lee Corp. ...........................................   6,286,262      129,748,448
                                                                         --------------
                                                                            227,671,974
                                                                         --------------
PAPER PACKAGING  0.3%
Sealed Air Corp. (a)......................................     457,331       18,416,719
                                                                         --------------

PAPER PRODUCTS  2.4%
Boise Cascade Corp. ......................................   1,326,156       45,792,167
International Paper Co. ..................................   2,604,571      113,507,204
                                                                         --------------
                                                                            159,299,371
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
PHARMACEUTICALS  7.2%
Bristol-Myers Squibb Co. .................................   5,344,000   $  137,340,800
GlaxoSmithKline PLC--ADR (United Kingdom).................     962,000       41,500,680
Merck & Co., Inc. ........................................   1,124,618       56,950,656
Pharmacia Corp. ..........................................   2,579,714       96,610,289
Roche Holdings AG--ADR (Switzerland)......................     599,246       43,894,770
Schering-Plough Corp. ....................................   2,634,490       64,808,454
Wyeth.....................................................     932,696       47,754,035
                                                                         --------------
                                                                            488,859,684
                                                                         --------------
PROPERTY & CASUALTY  2.9%
Allstate Corp. ...........................................   2,059,529       76,161,382
AMBAC Financial Group, Inc. ..............................     737,363       49,550,794
Berkshire Hathaway, Inc., Class B (a).....................      12,200       27,254,800
Chubb Corp. ..............................................     520,180       36,828,744
LandAmerica Financial Group, Inc. ........................     268,099        8,445,119
                                                                         --------------
                                                                            198,240,839
                                                                         --------------
RAILROADS  0.6%
Burlington Northern Santa Fe Corp. .......................   1,254,999       37,649,970
                                                                         --------------

RESTAURANTS  1.6%
McDonald's Corp. .........................................   3,802,000      108,166,900
                                                                         --------------

SEMICONDUCTOR EQUIPMENT  0.7%
Credence Systems Corp. (a)................................   2,270,503       40,346,838
Novellus Systems, Inc. (a)................................     308,500       10,489,000
                                                                         --------------
                                                                             50,835,838
                                                                         --------------
SEMICONDUCTORS  0.1%
Intel Corp. ..............................................     270,392        4,940,062
                                                                         --------------

SOFT DRINKS  0.8%
Coca Cola Enterprises, Inc. ..............................   2,418,658       53,403,969
                                                                         --------------

SPECIALTY STORES  0.6%
Toys 'R' Us, Inc. (a).....................................   1,227,100       21,437,437
Zale Corp. (a)............................................     478,000       17,327,500
                                                                         --------------
                                                                             38,764,937
                                                                         --------------
STEEL  0.9%
United States Steel Corp. ................................   3,028,950       60,245,816
                                                                         --------------

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                   SHARES         VALUE
SYSTEMS SOFTWARE  0.6%
BMC Software, Inc. (a)....................................     901,969   $   14,972,685
Microsoft Corp. (a).......................................     409,626       22,406,542
                                                                         --------------
                                                                             37,379,227
                                                                         --------------
TELECOMMUNICATIONS EQUIPMENT  4.7%
Andrew Corp. (a)..........................................   1,053,513       15,096,841
Comverse Technology, Inc. (a).............................   3,409,741       31,574,202
Ericsson, Class B--ADR (Sweden)...........................  11,078,285       15,952,730
JDS Uniphase Corp. (a)....................................  14,133,635       37,736,805
Motorola, Inc. ...........................................  13,868,560      199,984,635
Nokia Corp.--ADR (Finland)................................   1,244,180       18,015,726
                                                                         --------------
                                                                            318,360,939
                                                                         --------------
TOBACCO  1.0%
Philip Morris Cos., Inc. .................................   1,598,683       69,830,473
                                                                         --------------

WIRELESS TELECOMMUNICATION SERVICES  0.4%
AT&T Wireless Services, Inc. (a)..........................     793,721        4,643,268
Sprint Corp.--PCS Group (a)...............................   5,396,000       24,120,120
                                                                         --------------
                                                                             28,763,388
                                                                         --------------

TOTAL LONG-TERM INVESTMENTS  95.4%
  (Cost $7,030,466,719)...............................................    6,456,042,021
                                                                         --------------

SHORT-TERM INVESTMENTS  5.9%
REPURCHASE AGREEMENT  1.2%
Banc of America Securities LLC ($77,819,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 06/28/02, to
  be sold on 07/01/02 at $77,831,321).................................       77,819,000
                                                                         --------------

U.S. GOVERNMENT AGENCY OBLIGATIONS  4.7%
Federal Home Loan Mortgage Discount Note ($20,000,000 par, yielding
  1.791%, 07/12/02 maturity)..........................................       19,989,061
Federal National Mortgage Association Discount Note ($100,000,000 par,
  yielding 1.90%, 07/01/02 maturity)..................................      100,000,000
Federal National Mortgage Association Discount Note ($200,000,000 par,
  yielding 1.83%, 07/03/02 maturity)..................................      199,979,667
                                                                         --------------

TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS..............................      319,968,728
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

June 30, 2002 (Unaudited)

                                                                             MARKET
DESCRIPTION                                                                  VALUE
TOTAL SHORT-TERM INVESTMENTS  5.9%
  (Cost $397,787,728).................................................   $  397,787,728
                                                                         --------------

TOTAL INVESTMENTS  101.3%
  (Cost $7,428,254,447)...............................................    6,853,829,749
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.3%).........................      (88,526,268)
                                                                         --------------

NET ASSETS  100.0%....................................................   $6,765,303,481
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
June 30, 2002 (Unaudited)

ASSETS:
Total Investments (Cost $7,428,254,447).....................  $6,853,829,749
Cash........................................................         231,023
Receivables:
  Fund Shares Sold..........................................      36,298,985
  Dividends.................................................       8,002,135
  Investments Sold..........................................       6,012,024
  Interest..................................................          12,321
Other.......................................................         341,425
                                                              --------------
    Total Assets............................................   6,904,727,662
                                                              --------------
LIABILITIES:
Payables:
  Investments Purchased.....................................     109,245,429
  Fund Shares Repurchased...................................      23,523,801
  Distributor and Affiliates................................       3,944,368
  Investment Advisory Fee...................................       2,253,275
Trustees' Deferred Compensation and Retirement Plans........         267,228
Accrued Expenses............................................         190,080
                                                              --------------
    Total Liabilities.......................................     139,424,181
                                                              --------------
NET ASSETS..................................................  $6,765,303,481
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $7,648,148,625
Accumulated Undistributed Net Investment Income.............       2,887,090
Accumulated Net Realized Loss...............................    (311,307,536)
Net Unrealized Depreciation.................................    (574,424,698)
                                                              --------------
NET ASSETS..................................................  $6,765,303,481
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $4,470,103,055 and 324,940,156 shares of
    beneficial interest issued and outstanding).............  $        13.76
    Maximum sales charge (5.75%* of offering price).........             .84
                                                              --------------
    Maximum offering price to public........................  $        14.60
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $1,666,874,417 and 121,168,072 shares of
    beneficial interest issued and outstanding).............  $        13.76
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $628,326,009 and 45,656,575 shares of
    beneficial interest issued and outstanding).............  $        13.76
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $838,263)....  $  60,534,275
Interest....................................................      6,953,737
                                                              -------------
    Total Income............................................     67,488,012
                                                              -------------
EXPENSES:
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $5,442,168, $8,286,167 and $2,964,869,
  respectively).............................................     16,693,204
Investment Advisory Fee.....................................     13,154,313
Shareholder Services........................................      4,276,318
Custody.....................................................        268,985
Legal.......................................................         86,989
Trustees' Fees and Related Expenses.........................         38,002
Other.......................................................        864,220
                                                              -------------
    Total Expenses..........................................     35,382,031
    Less Credits Earned on Cash Balances....................         85,147
                                                              -------------
    Net Expenses............................................     35,296,884
                                                              -------------
NET INVESTMENT INCOME.......................................  $  32,191,128
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $(207,636,328)
  Futures...................................................     (7,310,261)
  Foreign Currency Transactions.............................           (186)
                                                              -------------
Net Realized Loss...........................................   (214,946,775)
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................     83,210,565
  End of the Period:
    Investments.............................................   (574,424,698)
                                                              -------------
Net Unrealized Depreciation During the Period...............   (657,635,263)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(872,582,038)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(840,390,910)
                                                              =============

See Notes to Financial Statements

Statements of Changes in Net Assets
(Unaudited)

                                                   SIX MONTHS ENDED       YEAR ENDED
                                                    JUNE 30, 2002      DECEMBER 31, 2001
                                                   -------------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................  $   32,191,128      $   46,825,737
Net Realized Gain/Loss............................    (214,946,775)        230,305,798
Net Unrealized Depreciation During the Period.....    (657,635,263)       (417,544,483)
                                                    --------------      --------------
Change in Net Assets from Operations..............    (840,390,910)       (140,412,948)
                                                    --------------      --------------

Distributions from Net Investment Income:
  Class A Shares..................................     (25,490,111)        (42,589,847)
  Class B Shares..................................      (2,599,040)         (5,621,660)
  Class C Shares..................................        (951,862)         (1,630,928)
                                                    --------------      --------------
                                                       (29,041,013)        (49,842,435)
                                                    --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (40,767,815)       (203,988,966)
  Class B Shares..................................     (15,447,502)        (69,619,434)
  Class C Shares..................................      (5,503,161)        (21,885,028)
                                                    --------------      --------------
                                                       (61,718,478)       (295,493,428)
                                                    --------------      --------------
Total Distributions...............................     (90,759,491)       (345,335,863)
                                                    --------------      --------------

NET CHANGE IN NET ASSETS FROM INVESTMENT
  ACTIVITIES......................................    (931,150,401)       (485,748,811)
                                                    --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................   2,581,980,777       3,621,489,837
Net Asset Value of Shares Issued Through Dividend
  Reinvestment....................................      79,187,515         301,950,757
Cost of Shares Repurchased........................    (716,884,174)       (817,744,789)
                                                    --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................   1,944,284,118       3,105,695,805
                                                    --------------      --------------
TOTAL INCREASE IN NET ASSETS......................   1,013,133,717       2,619,946,994
NET ASSETS:
Beginning of the Period...........................   5,752,169,764       3,132,222,770
                                                    --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of
  $2,887,090 and ($263,025), respectively)........  $6,765,303,481      $5,752,169,764
                                                    ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                SIX MONTHS
                                  ENDED                    YEAR ENDED DECEMBER 31,
CLASS A SHARES                   JUNE 30,    ----------------------------------------------------
                                   2002      2001 (B)     2000       1999       1998       1997
                                -----------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................  $ 15.68     $  17.23   $  14.80   $  16.39   $  16.20   $  14.78
                                 -------     --------   --------   --------   --------   --------
  Net Investment Income........      .09          .22        .31        .24        .27        .27
  Net Realized and Unrealized
    Gain/Loss..................    (1.79)        (.54)      4.08        .11       2.87       3.97
                                 -------     --------   --------   --------   --------   --------
Total from Investment
  Operations...................    (1.70)        (.32)      4.39        .35       3.14       4.24
                                 -------     --------   --------   --------   --------   --------
Less:
  Distributions from Net
    Investment Income..........      .08          .23        .31        .29        .28        .25
  Distributions from Net
    Realized Gain..............      .14         1.00       1.65       1.65       2.67       2.57
                                 -------     --------   --------   --------   --------   --------
Total Distributions............      .22         1.23       1.96       1.94       2.95       2.82
                                 -------     --------   --------   --------   --------   --------
NET ASSET VALUE, END OF THE
  PERIOD.......................  $ 13.76     $  15.68   $  17.23   $  14.80   $  16.39   $  16.20
                                 =======     ========   ========   ========   ========   ========

Total Return (a)...............  -10.96%*      -1.79%     31.91%      2.39%     20.12%     29.92%
Net Assets at End of the Period
  (In millions)................  $4,470.1    $3,835.4   $2,507.4   $1,801.3   $1,752.4   $1,518.7
Ratio of Expenses to Average
  Net Assets...................     .81%         .87%       .93%       .89%       .91%       .94%
Ratio of Net Investment Income
  to Average Net Assets........    1.22%        1.30%      2.10%      1.73%      1.59%      1.71%
Portfolio Turnover.............      22%*         62%        89%        72%       102%       114%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge (CDSC). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of .25% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                 SIX MONTHS
                                   ENDED                YEAR ENDED DECEMBER 31,
CLASS B SHARES                    JUNE 30,    --------------------------------------------
                                    2002      2001 (B)    2000     1999     1998     1997
                                 ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD....................  $  15.67    $  17.23   $14.78   $16.38   $16.21   $14.80
                                  --------    --------   ------   ------   ------   ------
  Net Investment Income.........       .03         .08      .19      .12      .13      .15
  Net Realized and Unrealized
    Gain/Loss...................     (1.78)       (.54)    4.10      .10     2.87     3.96
                                  --------    --------   ------   ------   ------   ------
Total from Investment
  Operations....................     (1.75)       (.46)    4.29      .22     3.00     4.11
                                  --------    --------   ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income...........       .02         .10      .19      .17      .16      .13
  Distributions from Net
    Realized Gain...............       .14        1.00     1.65     1.65     2.67     2.57
                                  --------    --------   ------   ------   ------   ------
Total Distributions.............       .16        1.10     1.84     1.82     2.83     2.70
                                  --------    --------   ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD........................  $  13.76    $  15.67   $17.23   $14.78   $16.38   $16.21
                                  ========    ========   ======   ======   ======   ======

Total Return (a)................   -11.32%*     -2.54%   31.06%    1.57%   19.13%   28.88%
Net Assets at End of the Period
  (In millions).................  $1,666.9    $1,437.2   $505.9   $319.6   $204.7   $123.1
Ratio of Expenses to Average Net
  Assets........................     1.57%       1.65%    1.70%    1.66%    1.70%    1.74%
Ratio of Net Investment Income
  to Average Net Assets.........      .46%        .52%    1.32%    1.00%     .79%     .92%
Portfolio Turnover..............       22%*        62%      89%      72%     102%     114%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total return would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                  SIX MONTHS
                                    ENDED                YEAR ENDED DECEMBER 31,
CLASS C SHARES                     JUNE 30,    --------------------------------------------
                                     2002      2001 (B)    2000     1999     1998     1997
                                  ---------------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................  $ 15.68      $17.23    $14.79   $16.38   $16.21   $14.80
                                   -------      ------    ------   ------   ------   ------
  Net Investment Income..........      .03         .08       .19      .13      .12      .15
  Net Realized and Unrealized
    Gain/Loss....................    (1.79)       (.53)     4.09      .09     2.88     3.96
                                   -------      ------    ------   ------   ------   ------
Total from Investment
  Operations.....................    (1.76)       (.45)     4.28      .22     3.00     4.11
                                   -------      ------    ------   ------   ------   ------
Less:
  Distributions from Net
    Investment Income............      .02         .10       .19      .17      .16      .13
  Distributions from Net Realized
    Gain.........................      .14        1.00      1.65     1.64     2.67     2.57
                                   -------      ------    ------   ------   ------   ------
Total Distributions..............      .16        1.10      1.84     1.81     2.83     2.70
                                   -------      ------    ------   ------   ------   ------
NET ASSET VALUE, END OF THE
  PERIOD.........................  $ 13.76      $15.68    $17.23   $14.79   $16.38   $16.21
                                   =======      ======    ======   ======   ======   ======

Total Return (a).................  -11.32%*     -2.54%    30.97%    1.64%   19.13%   28.89%
Net Assets at End of the Period
  (In millions)..................  $ 628.3      $479.6    $118.9   $ 95.1   $ 49.9   $ 10.9
Ratio of Expenses to Average Net
  Assets.........................    1.56%       1.64%     1.69%    1.66%    1.71%    1.74%
Ratio of Net Investment Income to
  Average Net Assets.............     .47%        .52%     1.34%    1.00%     .78%     .92%
Portfolio Turnover...............      22%*        62%       89%      72%     102%     114%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include combined Rule 12b-1 fees and service fees of 1% and do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(b) Based on average shares outstanding.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Comstock Fund (the "Fund") is organized as a Delaware business trust and is registered as a diversified, open-end investment management company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth and income through investments in equity securities, including common stocks, preferred stocks, and securities convertible into common and preferred stocks. The Fund commenced investment operations on October 7, 1968. The distribution of the Fund's Class B and Class C shares commenced on October 19, 1992 and October 26, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at their sale price as of the close of such securities exchange. Fixed income investments are stated at value using market quotations or indications of value obtained from an independent pricing service. Unlisted securities and listed securities for which the last sales price is not available are valued at the mean of the last reported bid and asked price. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Futures contracts are valued at the settlement price established each day on the exchange on which they are traded. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements which are short-term investments whereby the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    At June 30, 2002, the cost and related gross unrealized appreciation and depreciation are as follows:

Cost of investments for tax purposes........................    $7,519,549,232
                                                                ==============
Gross tax unrealized appreciation...........................    $  317,523,934
Gross tax unrealized depreciation...........................      (983,243,417)
                                                                --------------
Net tax unrealized depreciation on investments..............    $ (665,719,483)
                                                                ==============

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends quarterly from net investment income. Net realized gains, if any, are distributed annually. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains and a portion of futures gains are included in ordinary income for tax purposes.

    The tax character of distributions paid during 2001 was as follows:

Distributions paid from:

                                                                    2001
Ordinary income.............................................    $202,303,474
Long-term capital gain......................................     143,032,389
                                                                ------------
                                                                $345,335,863
                                                                ============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    As of December 31, 2001, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income...............................    $30,571,910
Undistributed long-term gain................................     31,123,768

    Net realized gains or losses may differ for financial and tax reporting purposes primarily as a result of the deferral of losses relating to wash sale transactions.

F. EXPENSE REDUCTIONS During the six months ended June 30, 2002, the Fund's custody fee was reduced by $85,147 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide facilities and investment advice to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                        % PER ANNUM
First $1 billion............................................       .50%
Next $1 billion.............................................       .45%
Next $1 billion.............................................       .40%
Over $3 billion.............................................       .35%

    For the six months ended June 30, 2002, the Fund recognized expenses of approximately $87,000 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $152,700 representing Van Kampen Investment Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund, which are reported as part of "Other" expenses in the Statement of Operations.

    Van Kampen Investor Services Inc. (VKIS), an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended June 30, 2002, the Fund recognized expenses of approximately $3,713,400 representing transfer agency fees paid to VKIS. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund, and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $179,387 are included in "Other" assets on the Statement of Assets and Liabilities at June 30, 2002. Appreciation/depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable upon retirement for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

    For the six months ended June 30, 2002, the Fund paid brokerage commissions to Morgan Stanley DW Inc., an affiliate of Van Kampen, totaling $340,418.

3. CAPITAL TRANSACTIONS

At June 30, 2002, capital aggregated $4,912,706,212, $1,983,032,570 and
$752,409,843, for Classes A, B, and C, respectively. For the six months ended June 30, 2002, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................  109,959,464    $1,701,754,127
  Class B.............................................   38,376,194       594,222,674
  Class C.............................................   18,462,878       286,003,976
                                                        -----------    --------------
Total Sales...........................................  166,798,536    $2,581,980,777
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................    3,706,359    $   57,672,514
  Class B.............................................    1,041,503        16,480,192
  Class C.............................................      318,361         5,034,809
                                                        -----------    --------------
Total Dividend Reinvestment...........................    5,066,223    $   79,187,515
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (33,380,889)   $ (509,596,337)
  Class B.............................................   (9,959,389)     (150,999,040)
  Class C.............................................   (3,714,454)      (56,288,797)
                                                        -----------    --------------
Total Repurchases.....................................  (47,054,732)   $ (716,884,174)
                                                        ===========    ==============

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

    At December 31, 2001, capital aggregated $3,662,875,908, $1,523,328,744 and
$517,659,855, for Classes A, B and C, respectively. For the year ended December 31, 2001, transactions were as follows:

                                                          SHARES           VALUE
Sales:
  Class A.............................................  119,525,877    $2,006,127,447
  Class B.............................................   70,027,751     1,183,472,461
  Class C.............................................   25,684,056       431,889,929
                                                        -----------    --------------
Total Sales...........................................  215,237,684    $3,621,489,837
                                                        ===========    ==============
Dividend Reinvestment:
  Class A.............................................   13,672,730    $  214,376,224
  Class B.............................................    4,430,213        69,063,724
  Class C.............................................    1,188,127        18,510,809
                                                        -----------    --------------
Total Dividend Reinvestment...........................   19,291,070    $  301,950,757
                                                        ===========    ==============
Repurchases:
  Class A.............................................  (34,051,394)   $ (566,605,366)
  Class B.............................................  (12,114,603)     (199,013,809)
  Class C.............................................   (3,182,173)      (52,125,614)
                                                        -----------    --------------
Total Repurchases.....................................  (49,348,170)   $ (817,744,789)
                                                        ===========    ==============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received on such shares, automatically convert to Class A Shares eight years after the end of the calendar month in which the shares were purchased. Class B Shares purchased before June 1, 1996, and any dividend reinvestment plan Class B Shares received on such shares, automatically convert to Class A Shares six years after the end of the calendar month in which the shares were purchased. For the six months ended June 30, 2002 and for the year ended December 31, 2001, 768,509 and 1,245,788 Class B Shares automatically converted to Class A Shares, respectively, and are shown in the above table as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received on such shares, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares were purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended June 30, 2002 and the year ended December 31, 2001, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC will be imposed on most redemptions made within five years of the purchase

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

for Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                  AS A PERCENTAGE
                                                                  OF DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended June 30, 2002, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $2,464,319 and CDSC on redeemed shares of approximately $1,998,592. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $3,544,405,695 and $1,283,649,304, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or to generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract. Risks may arise as a result of the potential inability of the counterparties to meet the terms of their contracts.

    During the period, the Fund invested in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a

NOTES TO
FINANCIAL STATEMENTS

June 30, 2002 (Unaudited)

specified future date at an agreed upon price. The Fund generally invests in exchange traded stock index futures. These contracts are generally used as a substitute for purchasing and selling specific securities. Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a future commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). Transactions in futures contracts for the six months ended June 30, 2002, were as follows:

                                                                CONTRACTS
Outstanding at December 31, 2001............................     $   525
Futures Opened..............................................         525
Futures Closed..............................................      (1,050)
                                                                 -------
Outstanding at June 30, 2002................................     $   -0-
                                                                 =======

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares, and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares, and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A average net assets and 1.00% each for Class B and Class C average net assets are accrued daily. Included in these fees for the six months ended June 30, 2002, are payments retained by Van Kampen of approximately $8,804,700 and payments made to Morgan Stanley DW Inc., an affiliate of the Adviser, of approximately $800,600.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity and Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value
   Value Opportunities

Global/International

   Asian Equity
   Emerging Markets
   European Value Equity
   Global Equity Allocation
   Global Franchise
   Global Value Equity
   International Advantage
   International Magnum
   Latin American
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income*

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income*
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Strategic Municipal Income

For more complete information, including risk considerations, fees, sales charges and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 847-2424
  Telecommunications Device
  for the Deaf (TDD) users,
  call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

BOARD OF TRUSTEES AND IMPORTANT ADDRESSES
VAN KAMPEN COMSTOCK FUND

BOARD OF TRUSTEES

J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

INVESTMENT ADVISER

VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

DISTRIBUTOR

VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, IL 60181-5555

SHAREHOLDER SERVICING AGENT

VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN

STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1173
Boston, Massachusetts 02110


LEGAL COUNSEL

SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

Van Kampen
Privacy Notice

The Van Kampen companies and investment products* respect your right to privacy. We also know that you expect us to conduct and process your business in an accurate and efficient manner. To do so, we must collect and maintain certain nonpublic personal information about you. This is information we collect from you on applications or other forms, and from the transactions you make with us, our affiliates, or third parties. We may also collect information you provide when using our web site, and text files (a.k.a. "cookies") may be placed on your computer to help us to recognize you and to facilitate transactions you initiate. We do not disclose any nonpublic personal information about you or any of our former customers to anyone, except as permitted by law. For instance, so that we may continue to offer you Van Kampen investment products and services that meet your investing needs, and to effect transactions that you request or authorize, we may disclose the information we collect to companies that perform services on our behalf, such as printers and mailers that assist us in the distribution of investor materials. These companies will use this information only for the services for which we hired them, and are not permitted to use or share this information for any other purpose. To protect your nonpublic personal information internally, we permit access to it only by authorized employees, and maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

* Includes Van Kampen Investments Inc., Van Kampen Investment Advisory Corp., Van Kampen Asset Management Inc., Van Kampen Advisors Inc., Van Kampen Management Inc., Van Kampen Funds Inc., Van Kampen Investor Services Inc., Van Kampen Trust Company, Van Kampen System Inc. and Van Kampen Exchange Corp., as well as the many Van Kampen mutual funds and Van Kampen unit investment trusts.

Van Kampen Funds Inc.
1 Parkview Plaza, P.O. Box 5555
Oakbrook Terrace, IL 60181-5555
www.vankampen.com

                         [VAN KAMPEN INVESTMENTS LOGO]
Copyright (C)2002 Van Kampen Funds Inc. All rights reserved.
13, 113, 213                                                   Member NASD/SIPC.
COM SAR 8/02                                                     6919H02-AP-8/02